UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2011

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Carrols Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-06553	16-0958146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On July 27, 2011, Carrols Restaurant Group, Inc. (“Carrols Restaurant Group”) entered into a voting agreement with Jefferies Capital Partners IV LP (“JCP IV”), Jefferies Employee Partners IV LLC (“JEP”) and JCP Partners IV LLC (“JCP” and, collectively with JCP IV and JEP, the “JCP Group”). The JCP Group collectively currently owns an aggregate of 6,559,739 shares (constituting approximately 29.7% of the outstanding shares) of the common stock of Carrols Restaurant Group. Pursuant to the voting agreement, the JCP Group (and its affiliates) agreed, commencing upon the consummation of the previously disclosed proposed spin-off by Carrols Restaurant Group of Fiesta Restaurant Group, Inc. (“Fiesta Restaurant Group”), an indirect wholly-owned subsidiary of Carrols Restaurant Group, with respect to an aggregate of 50% of the shares of Carrols Restaurant Group common stock currently held by the JCP Group (the “Subject Shares”), to vote the Subject Shares in the same proportion and in the same manner as all of the other outstanding shares of Carrols Restaurant Group common stock are voted with respect to all matters voted upon by the stockholders of Carrols Restaurant Group, except for any proposed merger, consolidation, reorganization, dissolution or similar transaction, or a proposed sale or disposition of all or substantially all of the assets or business of Carrols Restaurant Group (in which cases the Subject Shares will be voted by the JCP Group and its affiliates in their sole and absolute discretion). The voting agreement provides that the Subject Shares will also include (i) any additional shares of Carrols Restaurant Group common stock issuable in the future as a dividend or distribution on the shares subject to the voting agreement, and (ii) any additional shares of Carrols Restaurant Group common stock purchased or otherwise acquired by the JCP Group (and its affiliates). Under the voting agreement, the JCP Group granted an irrevocable proxy to the President of Carrols Restaurant Group to vote the Subject Shares in a manner consistent with the voting agreement. The voting agreement will automatically terminate upon the earlier to occur of (a) a sale, transfer or other disposition by the JCP Group (or its affiliates) of all of the Subject Shares, (b) if the percentage ownership of Carrols Restaurant Group common stock by the JCP Group (and its affiliates) falls below 15% of the outstanding Carrols Restaurant Group common stock, or (c) the percentage ownership of Fiesta Restaurant Group common stock (after the spin-off) by the JCP Group (and its affiliates) falls below 15% of the outstanding Fiesta Restaurant Group common stock.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date:	August 2, 2011
By: /s/ Joseph A. Zirkman
Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date:	August 2, 2011
By: /s/ Joseph A. Zirkman
Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary